UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2022

KINGSWAY FINANCIAL SERVICES INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15204	85-1792291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Riverside Plaza, Suite 1520, Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312)766-2138

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2022, TRT Leaseco, LLC (“Kingsway Seller”), an indirect subsidiary of Kingsway Financial Services Inc. (the “Company”), entered into a Purchase and Sale Agreement (the “Agreement”) with BNSF Dayton LLC (“Purchaser”), pursuant to which Kingsway Seller agreed to sell to the Purchaser certain real property (the “Property”) in Liberty County, Texas that is currently operated as a railyard.

Kingsway Seller is also the landlord under an existing railway lease over the Property. An affiliate of the Purchaser is the current tenant under the existing railway lease. Under the terms of the Agreement, at the closing, Kingsway Seller will assign, and the Purchaser will assume, the rights and obligations of the landlord under the existing railway lease.

The purchase price to be paid by the Purchaser at the closing consists of $44,500,000.00 in cash plus the assumption of the unpaid principal balance as of the closing of certain existing loans encumbering the Property (the “Existing Loans”), estimated to be $171,192,344.00. Also at the closing, Seller and its affiliates will be released of any indemnity or guaranty obligations relating to the Existing Loans.

Commencing upon the execution of the Agreement and ending on December 23, 2022, the Purchaser is entitled to terminate the Agreement for any reason or no reason, at its sole discretion. To the extent the Purchaser does not exercise its termination right during such period, this right will be waived and the closing of the transaction will be expected to occur on or before the close of business on December 30, 2022.

The description of the Agreement, above, does not purport to be complete, and is subject to, and qualified in its entirety by, the terms of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Purchase and Sale Agreement dated December 22, 2022, by and between TRT Leaseco, LLC, as Seller, and BNSF Dayton LLC, as Purchaser*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Kingsway agrees to furnish supplementally a copy of such annexes, schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

Date: December 23, 2022	By:	/s/ Kent A. Hansen
	Name:	Kent A. Hansen
	Title:	Chief Financial Officer

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